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							       Exhibit 99.1

			   CERTIFICATION PURSUANT TO
		 TITLE 18, UNITED STATES CODE, SECTION 1350,
			     AS ADOPTED PURSUANT TO
		SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Annual Report of The Ohio Casualty Insurance Company Employee Savings Plan (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Carmichael, Chief Executive Officer of Ohio Casualty Corporation, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.


                                          /s/Dan R. Carmichael
					  ---------------------------
					  Dan R. Carmichael
					  Chief Executive Officer,
					  Ohio Casualty Corporation
					  June   19, 2003
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